Exhibit 32.2

CERTIFICATION

The undersigned, Mark O’Neill, Manager of Finance and Accounting of the Company, certifies pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The accompanying Annual Report on Form 10-KSB for the period ended June 30, 2008, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 26, 2008	/s/ Mark O’Neill Manager of Finance and Accounting (Principal Financial Officer)

(Ex. 32.2) - 1